EXHIBIT 10.28

FIRST AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of April 15, 2003 (this “Amendment”), among LBI MEDIA, INC. (the “Borrower”), THE GUARANTORS PARTY HERETO (the “Guarantors”), THE LENDERS PARTY HERETO (the “Lenders”), FLEET NATIONAL BANK, as Administrative Agent (the “Administrative Agent”), FLEET SECURITIES, INC., as Sole Lead Arranger (the “Sole Lead Arranger”), GENERAL ELECTRIC CAPITAL CORPORATION and U.S. BANK, N.A., as Co-Syndication Agents (the “Syndication Agents”) and CIT LENDING SERVICES CORPORATION and SUNTRUST BANK, as Co-Documentation Agents (the “Documentation Agents” and together with the Administrative Agent, Sole Lead Arranger and the Syndication Agents, the “Agents”).

WHEREAS, the Credit Parties, the Lenders (including the Issuing Lender), and the Agents wish to amend the Credit Agreement to revise certain provisions and covenants;

NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties hereby agree as follows:

Section 1.    REFERENCE TO CREDIT AGREEMENT.

Reference is made to the Amended and Restated Credit Agreement dated as of July 9, 2002, among the Borrower, the Guarantors, the Lenders, the Administrative Agent, the Sole Lead Arranger, the Syndication Agents and the Documentation Agents (as the same may have been amended prior to the date hereof, the “Credit Agreement”). Capitalized terms used herein which are defined in the Credit Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby.

Section 2.    AMENDMENTS.    The Credit Parties, the Lenders and the Agents agree that the Credit Agreement is hereby amended, effective as of the date hereof, as follows:

(a) Section 1.1 of the Credit Agreement is amended as follows:

(i) The following definitions are hereby added to Section 1.1 in alphabetical order:

“Astor Acquisition” means the proposed acquisition by Liberman Broadcasting, Inc. and LBI Radio License Corp. from the Astor Sellers of the assets of radio station KMXN-FM (94.3 FM) for aggregate cash consideration not in excess of $35,000,000.

“Astor Sellers” means Aries Communications, Inc., a California corporation, and Orange Broadcasting Corp., a California corporation.

(ii) The definition of “EBITDA” in Section 1.1 is hereby amended as follows:

(x) By adding to clause (a)(xi), immediately prior to the words “Andrew Mars”, the phrase “Winter Horton dated December 18, 2002,”; and

(y) By deleting the word “and” before clause (a)(xii) and replacing it with “,” and adding the following clause (xiii) to the end of clause (a):

(xiii) for the period commencing January 1, 2003 and ending on the date of the closing of the Astor Acquisition, payments required to be made by any of the Credit Parties to the Astor Sellers pursuant to the local marketing agreement in respect of the radio station to be acquired by the Credit Parties in such acquisition not in excess of $200,000 for any calendar month and for a period of not more than eight (8) calendar months.

(iii) The definition of “Fixed Charge Ratio” is hereby amended by adding to clause (b) (v), immediately prior to the words “Andrew Mars”, the phrase “Winter Horton dated December 18, 2002,”.

(b) Section 7.5(a)(x) of the Credit Agreement is hereby amended by adding to clause (4), immediately prior to the words “Andrew Mars”, the phrase “Winter Horton dated December 18, 2002,”.

(c) Section 7.6 of the Credit Agreement is hereby amended by adding to clause (g), immediately prior to the words “Andrew Mars”, the phrase “Winter Horton dated December 18, 2002,”.

(d) Section 7.15 of the Credit Agreement is hereby amended by adding to clause (c), immediately prior to the phrase “the employment agreements described in Section 5.1(i)”, the phrase “the employment agreement of Winter Horton dated December 18, 2002, and”.

(e) Schedule 4.19 of the Credit Agreement is hereby amended by adding at the end thereof the following phrase: “Employment Agreement dated December 18, 2002, by and between LBI Holdings I, Inc. and Winter Horton, and Employment Agreement dated March 21, 2003, by and between LBI Media, Inc. and Brett Zane.”

Section 3.    NO DEFAULT; REPRESENTATIONS AND WARRANTIES.

(a) The Credit Parties hereby confirm that: (i) the representations and warranties of the Credit Parties contained in Article 4 of the Credit Agreement are true on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to an earlier date); (ii) the Credit Parties are in compliance in all material respects with all of the terms and provisions set forth in the Credit Agreement on their part to be observed or performed thereunder; and (iii) after giving effect to this Amendment, no Event of Default, nor any event which with the giving of notice or expiration of any applicable grace period or both would constitute such an Event of Default, shall have occurred and be continuing.

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Section 4.    CONDITIONS TO THIS AMENDMENT.

Concurrently herewith (and as conditions to the Lenders’ consent to this Amendment), the Credit Parties will furnish the Administrative Agent with the following:

(a) Appropriate corporate resolutions, if necessary, and such other certificates, instruments and documents as the Administrative Agent may reasonably request for the purpose of implementing or effectuating the provisions of the Credit Agreement, as hereby amended, or this Amendment.

(b) Such other documents and instruments as the Administrative Agent may reasonably require in order to put this Amendment into full force and effect.

Section 5.    MISCELLANEOUS.

(a) Except to the extent specifically amended hereby, the Credit Agreement, the Loan Documents and all related documents shall remain in full force and effect. Whenever the terms or sections amended hereby shall be referred to in the Credit Agreement, Loan Documents or such other documents (whether directly or by incorporation into other defined terms), such defined terms shall be deemed to refer to those terms or sections as amended by this Amendment.

(b) This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.

(c) This Amendment shall be governed by the laws of the Commonwealth of Massachusetts and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(d) The Credit Parties agree to pay all reasonable expenses, including reasonable legal fees and disbursements incurred by the Administrative Agent in connection with this Amendment and the transactions contemplated hereby.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment which shall be deemed to be a sealed instrument as of the date first above written.

BORROWER

LBI MEDIA, INC. (formerly known as LBI Holdings II, Inc.), a California corporation

By:	/s/ BRETT ZANE
Name:	Brett Zane
Title:	Chief Financial Officer

GUARANTORS

LIBERMAN TELEVISION OF HOUSTON, INC., a California corporation

By:	/s/ BRETT ZANE
Name:	Brett Zane
Title:	Chief Financial Officer

KZJL LICENSE CORP.,
a California corporation

By:	/s/ BRETT ZANE
Name:	Brett Zane
Title:	Chief Financial Officer

LIBERMAN TELEVISION, INC.,
a California corporation

By:	/s/ BRETT ZANE
Name:	Brett Zane
Title:	Chief Financial Officer

KRCA TELEVISION, INC.,
a California corporation

By:	/s/ BRETT ZANE
Name:	Brett Zane
Title:	Chief Financial Officer

KRCA LICENSE CORP.,
a California corporation

By:	/s/ BRETT ZANE
Name:	Brett Zane
Title:	Chief Financial Officer

LIBERMAN BROADCASTING, INC.,
a California corporation

By:	/s/ BRETT ZANE
Name:	Brett Zane
Title:	Chief Financial Officer

LBI RADIO LICENSE CORP.,
a California corporation

By:	/s/ BRETT ZANE
Name:	Brett Zane
Title:	Chief Financial Officer

LIBERMAN BROADCASTING OF HOUSTON, INC.,
a California corporation

By:	/s/ BRETT ZANE
Name:	Brett Zane
Title:	Chief Financial Officer

LIBERMAN BROADCASTING OF HOUSTON LICENSE CORP.,
a California corporation

By:	/s/ BRETT ZANE
Name:	Brett Zane
Title:	Chief Financial Officer

EMPIRE BURBANK STUDIOS, INC.,
a California corporation

By:	/s/ BRETT ZANE
Name:	Brett Zane
Title:	Chief Financial Officer

ADMINISTRATIVE AGENT

FLEET NATIONAL BANK,
as Administrative Agent and Lender

By:	/s/ STEPHEN J. HEALEY
Name:
Title:

SOLE LEAD ARRANGER

FLEET SECURITIES, INC.,
as Sole Lead Arranger

By:	/s/ STEPHEN J. HEALEY
Name:
Title:

CO-SYNDICATION AGENTS

GENERAL ELECTRIC CAPITAL CORPORATION,
as Co-Syndication Agent and Lender

By:	/s/ STEPHEN W. HIPP
Name:	Stephen W. Hipp
Title:	Duly Authorized Signatory

U.S. BANK, N.A.,
as Co-Syndication Agent and Lender

By:	/s/ JAYCEE EARLL
Name:	Jaycee Earl
Title:	Assistant Vice President

CO-DOCUMENTATION AGENTS

CIT LENDING SERVICES CORPORATION,
as Co-Documentation Agent and Lender

By:
Name:
Title:

SUNTRUST BANK,
as Co-Documentation Agent and Lender

By:
Name:
Title:

LENDERS

CREDIT SUISSE FIRST BOSTON,
CAYMAN ISLANDS BRANCH

By:	/s/ GUY M. BARON /s/ CHRISTOPHER LALLY
Name:	Guy M. Baron / Christopher Lally
Title:	Associate / Vice President

CIBC INC.

By:	/s/ KEITH LABBATE
Name:	Keith Labbate
Title:	Executive Director
CIBC World Markets Corp., as agent

UBS AG, STAMFORD BRANCH

By:	/s/ LUKE GOLDSWORTHY
Name:	Luke Goldsworthy
Title:	Associate Director
Banking Products Services, US

By:	/s/ PATRICIA O’KICKI
Name:	Patricia O’Kicki
Title:	Director
Banking Products Services

CITY NATIONAL BANK

By:
Name:
Title:

WEBSTER BANK

By:
Name:
Title:

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